UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2019

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

NEVADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

278 Bay Street, Suite 102 Thunder Bay, ON		P7B 1R8
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 28, 2019, the board of directors of Red Metal Resources Ltd. (“Red Metal” or the “Company”) unanimously resolved to fix the number of directors of the Company at five directors, and appointed Mr. Jeffrey Cocks and Mr. Cody McFarlane as directors to fill the vacancies created by the increase in the number of directors.

Jeffrey Cocks, age 56, has over 25 years of experience in consulting, sales, marketing, product development and branding as well as corporate compliance including overseeing his company’s accounting, compliance and finance departments and as a director of several public companies in both the United States and Canada. From August 1996 to the present, Mr. Cocks has served as the Chairman and Chief Executive Officer of West Isle Ventures, Ltd., a Canadian company that provides consulting services to start-ups and other companies. Mr. Cocks also serves on the board of directors and audit committees of Smooth Rock Ventures Corp, Lithium Energi Exploration Inc., and Edison Cobalt Corp. all of which are traded on the Toronto Stock Exchange. Since February 28, 2014, Mr. Cocks is the Chairman, CEO, and CFO of Nevada Canyon Gold Corp., an SEC reporting issuer. Mr. Cocks has a degree from Simon Frasier University in its securities program.

Cody McFarlane, age 32, is the General Manager with the Latin American division of Harris Gómez Group, an international and multidisciplinary firm specializing in cross border transactions between Australia and Latin America. Mr. McFarlane brings with him an extensive knowledge of international acquisitions and expansions of various businesses into Chile, Peru, Bolivia, Colombia, Ecuador, Argentina, Brazil, Panama and Mexico, as well as expertise of working with international trade organizations (UK Trade, Canadian Embassy, etc.) whom he assisted in identifying opportunities in several Chilean key sectors such as mining, energy and infrastructure. Mr. McFarlane has earned his Diploma in Business Management from Grant MacEwan University, Edmonton, Canada, and his Bachelor of Commerce in Managerial Finance from the University of Lethbridge, Canada.

There is no family relationship among the new directors, and there are currently no compensation arrangements with Mr. Cocks and Mr. McFarlane.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
99.1	News Release dated March 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: March 6, 2019	By: /s/ Joao da Costa

Name: Joao da Costa
Title: Chief Financial Officer

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